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                                                                  EXHIBIT 10.17

                                                                  MERIDEN SQUARE
                                                            MERIDEN, CONNECTICUT


                                 AMENDED AND RESTATED
                          ASSIGNMENT OF MANAGEMENT AGREEMENT


         THIS AMENDED AND RESTATED ASSIGNMENT OF MANAGEMENT AGREEMENT is made as of the 1st day of July, 1996, between CENTERMARK PROPERTIES, INC., a Missouri corporation ("Assignor"), and CENTERMARK MANAGEMENT COMPANY, a Delaware general partnership ("Assignee").


                            W I T N E S S E T H  T H A T:


         WHEREAS, Assignor is the manager of that certain regional shopping center known as Meriden Square, located in Meriden, Connecticut (the "Premises") pursuant to that certain Management Agreement, dated as of June 1, 1989, between Meriden Square Partnership, a Connecticut general partnership ("Owner"), and Assignor, as amended by that certain First Amendment to Management Agreement, dated as of February 4, 1994, between Owner and Assignor (as amended, the "Meriden Management Agreement");

         WHEREAS, Assignor performs certain leasing and tenant coordination services with respect to the Premises pursuant to that certain Leasing and Tenant Coordination Agreement, dated as of June 1, 1989, between Owner and Assignor, as amended by that certain First Amendment to Leasing and Tenant Coordination Agreement, dated as of February 4, 1994, between Owner and Assignor (as amended, the "Leasing and Tenant Coordination Agreement"; the Meriden Management Agreement and the Leasing and Tenant Coordination Agreement are hereinafter referred to collectively as the "Assigned Agreements");

         WHEREAS, Assignor assigned its interest under the Assigned Agreements to Assignee pursuant to an Assignment of Management Agreement, dated February 11, 1994, between Assignor and Assignee (the "Original Assignment"); and

         WHEREAS, Assignor and Assignee desire to amend and restate the Original Assignment in its entirety.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend and

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restate the Original Assignment in its entirety to read as follows:

         1. Assignor hereby assigns, transfers and sets over to Assignee all of Assignor's right, title and interest in, to and under the Assigned Agreements, and Assignee hereby accepts such assignment and assumes all obligations arising thereunder from and after January 1, 1995.

         IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first above written.

                             ASSIGNOR

                             CENTERMARK PROPERTIES, INC.


                             By: /s/ Richard Green
                                -----------------------------
                                Name:  Richard Green
                                Title: President


                             ASSIGNEE

                             CENTERMARK MANAGEMENT COMPANY

                             By:  WESTFIELD SERVICES, INC.,
                                  managing general partner


                                  By: /s/ Peter Lowy
                                     -----------------------
                                     Name:  Peter Lowy
                                     Title: Vice President

                                                           MISSION VALLEY CENTER
                                                           SAN DIEGO, CALIFORNIA


                                 AMENDED AND RESTATED
                          ASSIGNMENT OF MANAGEMENT AGREEMENT


         THIS AMENDED AND RESTATED ASSIGNMENT OF MANAGEMENT AGREEMENT is made as of the 1st day of July, 1996, between CENTERMARK PROPERTIES, INC., a Missouri corporation ("Assignor"), and CENTERMARK MANAGEMENT COMPANY, a Delaware general partnership ("Assignee").


                            W I T N E S S E T H  T H A T:


         WHEREAS, Assignor is the manager of that certain regional shopping center known as Mission Valley Center (including Mission Valley East and Mission Valley West), located in San Diego, California (the "Premises") pursuant to that certain Management Agreement, dated as of April 8, 1986, between Assignor and Mission Valley Partnership, a California limited partnership ("Owner"), as amended by that certain First Amendment to Management Agreement, dated as of February 1, 1994, between Assignor and Owner (as amended, the "Assigned Agreement");

         WHEREAS, Assignor assigned its interest under the Assigned Agreement to Assignee pursuant to an Assignment of Management Agreement, dated February 11, 1994, between Assignor and Assignee (the "Original Assignment"); and

         WHEREAS, Assignor and Assignee desire to amend and restate the Original Assignment in its entirety.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend and restate the Original Assignment in its entirety to read as follows:

         1. Assignor hereby assigns, transfers and sets over to Assignee all of Assignor's right, title and interest in, to and under the Assigned Agreement, and Assignee hereby accepts such assignment and assumes all obligations arising thereunder from and after January 1, 1995.

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         IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first above written.

                             ASSIGNOR

                             CENTERMARK PROPERTIES, INC.


                             By: /s/ Richard Green
                                ---------------------------
                                Name:  Richard Green
                                Title: President


                             ASSIGNEE

                             CENTERMARK MANAGEMENT COMPANY

                             By:  WESTFIELD SERVICES, INC.,
                                  managing general partner


                                  By: /s/ Peter Lowy
                                     ----------------------
                                     Name:  Peter Lowy
                                     Title: Vice President

                                                               PLAZA CAMINO REAL
                                                            CARLSBAD, CALIFORNIA


                                 AMENDED AND RESTATED
                          ASSIGNMENT OF MANAGEMENT AGREEMENT


         THIS AMENDED AND RESTATED ASSIGNMENT OF MANAGEMENT AGREEMENT is made as of the 1st day of July, 1996, between CENTERMARK PROPERTIES, INC., a Missouri corporation ("Assignor"), and CENTERMARK MANAGEMENT COMPANY, a Delaware general partnership ("Assignee").


                            W I T N E S S E T H  T H A T:


         WHEREAS, Assignor is the manager of that certain regional shopping center known as Plaza Camino Real Mall, located in Carlsbad, California (the "Premises") pursuant to that certain Management Agreement, dated as of February 11, 1994, between Plaza Camino Real, a California limited partnership, and Assignor (the "Assigned Agreement");

         WHEREAS, Assignor assigned its interest under the Assigned Agreement to Assignee pursuant to an Assignment of Management Agreement, dated February 11, 1994, between Assignor and Assignee (the "Original Assignment"); and

         WHEREAS, Assignor and Assignee desire to amend and restate the Original Assignment in its entirety.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend and restate the Original Assignment in its entirety to read as follows:

         1. Assignor hereby assigns, transfers and sets over to Assignee all of Assignor's right, title and interest in, to and under the Assigned Agreement, and Assignee hereby accepts such assignment and assumes all obligations arising thereunder from and after January 1, 1995.

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         IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first above written.

                             ASSIGNOR

                             CENTERMARK PROPERTIES, INC.


                             By: /s/ Richard Green
                                Name:  Richard Green
                                Title: President


                             ASSIGNEE

                             CENTERMARK MANAGEMENT COMPANY

                             By:  WESTFIELD SERVICES, INC.,
                                  managing general partner


                                  By: /s/ Peter Lowy
                                     Name:  Peter Lowy
                                     Title: Vice President

                                                                   TOPANGA PLAZA
                                                         CANOGA PARK, CALIFORNIA


                                 AMENDED AND RESTATED
                          ASSIGNMENT OF MANAGEMENT AGREEMENT


         THIS AMENDED AND RESTATED ASSIGNMENT OF MANAGEMENT AGREEMENT is made as of the 1st day of July, 1996, between CENTERMARK PROPERTIES, INC., a Missouri corporation ("Assignor"), and CENTERMARK MANAGEMENT COMPANY, a Delaware general partnership ("Assignee").


                            W I T N E S S E T H  T H A T:


         WHEREAS, Assignor is the manager of that certain regional shopping center known as Topanga Plaza, located in Canoga Park, California (the "Premises") pursuant to that certain Management Agreement, dated as of December 1, 1985, between Assignor and Topanga Plaza Partnership, a California general partnership ("Owner"), as amended by that certain First Amendment to Management Agreement, dated as of February 1, 1994, between Assignor and Owner (as amended, the "Assigned Agreement");

         WHEREAS, Assignor assigned its interest under the Assigned Agreement to Assignee pursuant to an Assignment of Management Agreement, dated February 11, 1994, between Assignor and Assignee (the "Original Assignment"); and

         WHEREAS, Assignor and Assignee desire to amend and restate the Original Assignment in its entirety.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend and restate the Original Assignment in its entirety to read as follows:

         1. Assignor hereby assigns, transfers and sets over to Assignee all of Assignor's right, title and interest in, to and under the Assigned Agreement, and Assignee hereby accepts such assignment and assumes all obligations arising thereunder from and after January 1, 1995.

         IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first above written.

                             ASSIGNOR

                             CENTERMARK PROPERTIES, INC.


                             By: /s/ Richard Green
                                ---------------------------
                                Name:  Richard Green
                                Title: President


                             ASSIGNEE

                             CENTERMARK MANAGEMENT COMPANY

                             By:  WESTFIELD SERVICES, INC.,
                                  managing general partner


                                  By: /s/ Peter Lowy
                                     ----------------------
                                     Name:  Peter Lowy
                                     Title: Vice President


                                          2